UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2017

TransEnterix, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 8.01 Other Events.

On October 13, 2017, TransEnterix, Inc. (the "Company") announced that the Company has received clearance from the U.S. Food and Drug Administration ("FDA") for its Senhance™ Surgical Robotic System under Section 510(k) of the Food, Drug and Cosmetic Act. The Company issued a press release, which is attached as an exhibit to this Form 8-K and incorporated by reference herein, to disclose receipt of 510(k) clearance for the Senhance Surgical Robotic System.

The notice from the FDA triggers an acceleration of the expiration date of the Company’s Series A Warrants to Purchase Common Stock ("Series A Warrants") to October 31, 2017. The notice of acceleration attached as an exhibit to this Form 8-K and incorporated by reference herein was provided to each registered holder of the Company’s Series A Warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Notice, dated October 17, 2017, to Series A Warrant holders of acceleration of expiration date to October 31, 2017.

99.1 Press Release, dated October 13, 2017.

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Exhibit Index

Exhibit No.	Description

4.1	Notice, dated October 17, 2017, to Series A Warrant holders of acceleration of expiration date to October 31, 2017.
99.1	Press Release, dated October 13, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransEnterix, Inc.

October 17, 2017	By:	/s/ Joseph P. Slattery

Name: Joseph P. Slattery
Title: EVP and Chief Financial Officer

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